UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

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☐   Preliminary Information Statement

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☒ . Definitive Information Statement

SeD Intelligent Home Inc.
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(Name of Registrant as Specified In Its Articles)

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SeD Intelligent Home Inc.
4800 Montgomery Lane, Suite 210
Bethesda, MD 20814
Phone: (301) 971-3940
Facsimile: (240) 839-9130

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

Dear Stockholder:

This Information Statement is being furnished to the stockholders of SeD Intelligent Home Inc., a Nevada corporation (the “Company”). The holders of record of the Company’s issued and outstanding common stock, par value $0.001 per share, as of the close of business on April 30, 2020 (the “Record Date”) are entitled to receive this Information Statement. The Company had no other capital stock outstanding on the Record Date.

The purpose of this Information Statement is to inform holders of our common stock that holders of a majority of our outstanding voting stock have approved the following amendment to our Certificate of Incorporation (referred to herein as the “Amendment”):

1.
Amend our Articles of Incorporation to change the corporate name of the Company to LiquidValue Development Inc.

The Amendment will become effective on or about June 1, 2020 or as soon thereafter as practical, a date that is at least 20 days from the mailing of this Information Statement to our stockholders.  This Information Statement is first being mailed to stockholders on or about May 11, 2020.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND
NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER THESE MATTERS.

Dated: May 11, 2020

By Order of the Board of Directors:

/s/ Fai H. Chan
Name:  Fai H. Chan
Title:    Chairman of the Board and Co-Chief Executive Officer

SeD Intelligent Home Inc.
4800 Montgomery Lane, Suite 210
Bethesda, MD 20814
Phone: (301) 971-3940
Facsimile: (240) 839-9130

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

INTRODUCTION

This Information Statement is being furnished to our stockholders in connection with the written consent of the holder of a majority of our issued and outstanding voting securities approving the Amendment to change our name to LiquidValue Development Inc.

The Amendment was approved at a meeting of our Board of Directors April 28, 2020, and the Board of Directors unanimously recommended that the Amendment be presented to our stockholders for approval.

Pursuant to the Nevada Revised Statutes and our Bylaws, actions required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if a written consent thereto is signed by stockholders holding not less than at least a majority of the voting power of the Company.

One of our stockholders owning 704,015,730 shares of our common stock, representing 99.99% of our issued and outstanding voting securities (the “Majority Stockholder”) on the Record Date executed a written consent approving the Amendment.

The Amendment will become effective on or about June 1, 2020 or as soon thereafter as practical, a date that is at least 20 days from the mailing of this Information Statement to our stockholders.

Our Board of Directors has fixed the close of business on the Record Date for the determination of stockholders who are entitled to receive this Information Statement.

We will bear the entire cost of furnishing this Information Statement to stockholders. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our common stock held of record by them.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE PROPOSALS APPROVED BY WRITTEN CONSENT OF A MAJORITY OF THE STOCKHOLDERS.

This Information Statement is first being sent to stockholders on or about May 11, 2020.

STOCKHOLDER RIGHTS

The Amendment will not result in any change to the rights of our stockholders or to the Company’s capital accounts. The Amendment will not affect the validity or transferability of currently outstanding stock certificates and you will not be required to surrender for exchange any stock certificates that you own.

REASON FOR THE NAME CHANGE

Our Board of Directors believes that the name change better reflects the nature of our anticipated operations.

VOTE REQUIRED FOR APPROVAL

As described above, the affirmative vote of the holders of a majority of the outstanding shares of the common stock is required for the approval of the Amendment. On the Record Date, the Amendment was approved by the Majority Stockholder holding shares representing approximately 99.99% of the outstanding shares of our voting stock.

VOTING SECURITIES

The voting securities of the Company as of the Record Date consist of its common stock, of which 704,043,324 shares were issued and outstanding. All shares of our outstanding common stock are entitled to one vote on each matter submitted for voting by the stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of Record Date, there were a total of 704,043,324 shares of our common stock outstanding. The following table describes the beneficial ownership of our voting securities by: (i) each of our officers and directors; (ii) all of our officers and directors as a group; and (iii) each stockholder known to us to own beneficially more than 5% of our common stock. The address of each individual is our address, 4800 Montgomery Lane, Suite 210, Bethesda, MD 20814.

Name and Address of Beneficial Owner (1)	Title of Class	Amount and Nature of Beneficial Ownership (1)	Percent of Class

Greater than 5% Holders
Singapore eDevelopment Limited (2)	Common	704,015,730	99.90%
SeD Home International, Inc. (2)	Common	704,015,730	99.99%
Fai H. Chan	Common	704,015,730	99.99%
Officer and Directors
Moe T. Chan, Co-Chief Executive Officer, Director	Common	0	0%
Conn Flanigan, Secretary, Director	Common	0	0%
Charles MacKenzie, Director	Common	0	0%
Rongguo Wei, Co-Chief Financial Officer	Common	0	0%
Alan W. L. Lui, Co-Chief Financial Officer	Common	0	0%
Fai H. Chan, Co-Chief Executive Officer, Chairman of the Board (2)	Common	704,015,730	99.99%
All officers and directors (6 persons)	Common	704,015,730	99.99%

(1)
“Beneficial ownership" means having or sharing, directly or indirectly (i) voting power, which includes the power to vote or to direct the voting, or (ii) investment power, which includes the power to dispose or to direct the disposition, of shares of the common stock of an issuer. The definition of beneficial ownership includes shares underlying options or warrants to purchase common stock, or other securities convertible into common stock, that currently are exercisable or convertible or that will become exercisable or convertible within 60 days. Unless otherwise indicated, the beneficial owner has sole voting and investment power.

(2)
Fai H. Chan, a member of our Board, is the Chief Executive Officer and largest shareholder of Singapore eDevelopment Limited. SeD Home International, Inc., our Majority Stockholder, is owned by Singapore eDevelopment Limited. Mr. Chan may be deemed to be the beneficial owner of those 704,015,730 shares held by SeD Home International, Inc.

NO DISSENTERS’ RIGHT OF APPRAISAL

Neither the Nevada Revised Statutes nor our Articles of Incorporation provides our stockholders with dissenters’ rights in connection with the Amendment. As a result, no stockholder is entitled to receive any cash or other payment as a result of, or in connection with the Amendment, even if a stockholder has not been given an opportunity to vote.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one Information Statement is being delivered to multiple security holders sharing an address unless the Company received contrary instructions from one or more of the security holders. The Company shall deliver promptly, upon written or oral request, a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered. A security holder can notify the Company that the security holder wishes to receive a separate copy of the Information Statement by sending a written request to the Company at 4800 Montgomery Lane, Suite 210, Bethesda, MD 20814 or by calling (301) 971-3940. A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future information statements, proxy statements and annual reports.

ADDITIONAL INFORMATION

The Company will provide upon request and without charge to each stockholder receiving this Information Statement a copy of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2019, including the financial statements included therein, as filed with the SEC. Reports and other information filed by us can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. The SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

Dated: May 11, 2020

By Order of the Board of Directors:

/s/ Fai H. Chan
Name:  Fai H. Chan
Title:    Chairman of the Board and Co-Chief Executive Officer